Income Taxes	3 Months Ended
Mar. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The provision for income taxes is based upon the estimated annual effective tax rates for the year applied to the current period loss before tax plus the tax effect of any significant unusual items, discrete events or changes in tax law. Fluctuations in the distribution of pre-tax income among the Company’s operating subsidiaries can lead to fluctuations of the effective tax rate in the condensed consolidated financial statements. In the three months ended March 31, 2020 and 2019 the actual effective tax rates were 11.0% and 11.4%, respectively. The slight decrease in the effective tax rate for the three months ended March 31, 2020 as compared to the three months ended March 31, 2019 was due to a slightly lower percentage of costs qualifying for research and development tax relief and US tax treatment of Foreign Derived Intangible Income (FDII).
The actual effective tax rates are lower than the 19% statutory rate of U.K. tax primarily due to administration of the U.K. research and development tax credit.
The tax benefit for the three months ended March 31, 2020 increased to $3.7 million from $3.4 million for three months ended March 31, 2019 due to increased R&D expense and U.S tax treatment of the FDII, offset by foreign exchange gain.
The Company carries a $0.4 million deferred tax asset balance related to the U.S. entity. The Company has recorded a valuation allowance against the net deferred tax asset where the recoverability due to future taxable profits is unknown.